Exhibit 31.1

                            FORM 10-QSB CERTIFICATION

         I, Jeff Criswell, certify that:

         1. I have reviewed this quarterly report on Form 10-QSB/A of Cyberads, Inc. for the quarter ending June 30, 2005;

         2. Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Cyberads, Inc. as of, and for, the periods presented in this report;

         4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Cyberads, Inc. and have:

         A. Designed such disclosure controls and procedures to ensure that material information relating to Cyberads, Inc., including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

         B. Not Required.

         C. Evaluated the effectiveness of Cyberads, Inc.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

         D. Not Required.

         5. The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

         A. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Cyberads, Inc.'s ability to record, process, summarize and report financial information; and

         B. Any fraud, whether or not material, that involves management or other employees who have a significant role in Cyberads, Inc.'s internal control over financial reporting.


Date: January 30, 2006           CYBERADS, INC.

                                 By: /s/ JEFF CRISWELL
                                 --------------------------
                                 Jeff Criswell, President,
                                 Chief Executive Officer